EATON VANCE FLOATING-RATE ADVANTAGE FUND

EATON VANCE FLOATING-RATE FUND

EATON VANCE FLOATING-RATE & HIGH INCOME FUND

Supplement to Prospectus dated March 1, 2019

1. The following replaces “Eaton Vance Floating Rate Portfolio.” in “Further Information about the Portfolio(s)”:

Eaton Vance Floating Rate Portfolio. The Portfolio’s investment objective is to provide a high level of current income. Under normal circumstances, the Portfolio invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debtholders and stockholders of the borrower. Loans usually are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).

The Portfolio may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (collectively, “Junior Loans”), other floating rate debt securities, fixed-income debt obligations and money market instruments. Other floating rate debt securities, fixed-income debt securities and money market instruments may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one if its agencies or instrumentalities; and commercial paper. Money market instruments with a remaining maturity of less than 60 days are deemed floating rate debt securities. Senior Loans and Junior Loans are referred to together herein as “loans.” The Portfolio may invest up to 25% of its total assets in foreign Senior Loans. Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars.

Eaton Vance Floating Rate Portfolio participates with two other funds managed by the investment adviser or its affiliates in an unsecured credit facility with a group of banks that currently permits borrowings up to an aggregate of approximately $875 million. The Portfolio may borrow for temporary purposes as described under “Investment Objectives & Principal Policies and Risks.” Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. The Portfolio also pays various fees in connection with the credit facility. Information about borrowings under the credit facility is included in Floating-Rate Fund’s shareholder reports. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. No fund is liable for the borrowings under the credit facility of any other fund and the facilities are not cross defaulted, so a default by one or other of the other funds does not constitute a default by Eaton Vance Floating Rate Portfolio. Upon the expiration of the term of the Portfolio’s existing credit arrangement, the lenders may not be willing to extend further credit to the Portfolio, may reduce amounts available under the facility or may only be willing to lend at an increased cost to the Portfolio. If the Portfolio is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed under the credit facility.

2. The following replaces “Senior Debt Portfolio.” under “Further Information about the Portfolio(s)”:

Senior Debt Portfolio. The Portfolio’s investment objective is to provide a high level of current income. Under normal circumstances, the Portfolio invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to subordinated debtholders and stockholders of the borrower. Loans usually are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”). The Portfolio currently borrows for the purpose of acquiring additional income-producing investments (referred to as “leverage”).

The Portfolio may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (collectively, “Junior Loans”), other floating rate debt securities, fixed-income debt obligations and money market instruments. Other floating rate debt securities, fixed-income debt securities and money market instruments may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and commercial paper. Money market instruments with a remaining maturity of less than 60 days are deemed floating rate debt securities. Senior Loans and Junior Loans are referred together herein as “loans.”

The Portfolio may invest up to 35% of its net assets in foreign Senior Loans. Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars.

Senior Debt Portfolio is authorized to borrow to acquire additional investments when it believes that the payments and other costs with respect to such borrowings will be exceeded by the anticipated total return on such investments. See “Borrowing Risk” in the Fund Summary. The Portfolio has entered into a loan facility with certain commercial paper conduits and banks, and currently is permitted to borrow up to approximately $3.1 billion thereunder. Borrowings under the loan facility are secured by assets of the Portfolio. On advances under the loan facility, the Portfolio pays an amount per annum equal to the commercial paper rate plus a dealer commission if the advance is funded by a conduit lender or LIBOR if the advance is funded by a bank or a secondary lender. The Portfolio also pays various fees in connection with borrowings under the loan facility, which are described under “Additional Information about Investment Strategies - Loan Facility” in the SAI. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Portfolio’s existing credit arrangement, the lender may not be willing to extend further credit to the Portfolio, may reduce amounts available under the facility or may only be willing to lend at an increased cost to the Portfolio. If the Portfolio is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed under the loan facility. The Portfolio also may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).

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EATON VANCE FLOATING-RATE ADVANTAGE FUND

EATON VANCE FLOATING-RATE FUND

EATON VANCE FLOATING-RATE & HIGH INCOME FUND

Supplement to Statement of Additional Information dated March 1, 2019

1. The following replaces “Loan Facility” in “Additional Information About Investment Strategies”:

Senior Debt Portfolio may borrow for investment purposes as described in the Prospectus. The Portfolio has entered into a revolving credit and security agreement (the “Loan Facility”) with certain Citibank, N.A. (“Citi”) sponsored conduits (the “Conduit Lenders”) that issue commercial paper, certain banks (the “Direct Lenders”) and Citi as secondary lender (together with any other secondary lenders, the “Secondary Lenders”) and as agent (the “Agent”) for the Conduit Lenders, the Direct Lenders and the Secondary Lenders. Borrowings under the Loan Facility are secured by assets of the Portfolio. Borrowings under the Loan Facility from the Conduit Lenders are subject to the terms of an exemptive order obtained by an affiliate of Citi, which grants open-end registered investment companies (such as the Portfolio) an exemption from Section 18(f)(1) of the 1940 Act in order to borrow from such Conduit Lenders. Under the Loan Facility, the Portfolio currently is permitted to borrow up to approximately $3.1 billion based upon a borrowing base formula tied to eligible assets. In connection with borrowings from a Conduit Lender, the Portfolio pays to the Conduit Lender an amount equal to the Conduit Lender’s cost of borrowing (i.e., the interest payable on commercial paper issued by such Conduit Lender) plus a dealer commission (collectively, the “CP Rate”) multiplied by the principal amount of the advance to the Portfolio under the Loan Facility. In addition, the Portfolio pays a drawn fee to Citi on behalf of the Conduit Lenders equal to 0.85% per annum on its outstanding borrowings, a liquidity fee payable to the Secondary Lenders equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder, and an upfront fee equal to 0.10% of the total commitment amount under the Loan Facility. The Portfolio pays substantially similar fees with respect to borrowings from the Direct Lenders, but it pays one-month LIBOR (or such other duration as approved by the Agent) on advances rather than the CP Rate. In the event that the Conduit Lenders are unable to fund their commitment and the Secondary Lenders provide backstop liquidity, the Portfolio is charged an interest rate similar to that paid to the Direct Lenders but a drawn fee that is substantially higher than the drawn fee paid to the Direct Lenders. Information about borrowings under the Loan Facility is included in Floating-Rate Advantage Fund’s shareholder reports. The Loan Facility’s term is 364-days. There can be no assurance that the program will be renewed or renewed on the same terms or amount once it expires. See “Borrowing for Investment Purposes” above.

April 23, 2019